As filed with the Securities and Exchange Commission on March 13, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO
SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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Gabelli Capital Series Funds, Inc.

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GABELLI CAPITAL SERIES FUNDS, INC.

The Gabelli Capital Asset Fund

One Corporate Center

Rye, New York 10580-1422

Dear Shareholder:

We are writing to inform you of an upcoming annual meeting of shareholders of the Gabelli Capital Asset Fund (the “Fund”), the sole series of Gabelli Capital Series Funds, Inc. (the “Company”). The annual meeting of shareholders will take place on April 30, 2015 at the offices of the Fund at One Corporate Center, Rye, New York 10580-1422 (the “Meeting”). The purpose of the Meeting is to consider and vote on: (1) the election of the current Directors of the Company and three new Directors to the Company’s Board of Directors (the “Board”) and (2) a new investment advisory agreement between the Company, on behalf of the Fund, and Gabelli Funds, LLC.

The attached materials provide more information about the proposals. The Board recommends that you vote “FOR” each of the proposals. We urge you to read the full text of the attached proxy statement before voting.

The proxy materials are being provided beginning on or about March [  ], 2015 to shareholders who owned Fund shares as of the close of business on March 16, 2015.

Your vote is important. Even if you plan to attend the Meeting, please authorize a proxy to vote your shares promptly via the Internet, by telephone, or by mail. Your prompt response will help save the Fund the costs of further proxy solicitation.

Thank you for your response and we look forward to preserving your trust as a valued shareholder over the long-term.

Sincerely,

/s/ Andrea R. Mango
Andrea R. Mango

Secretary

Gabelli Capital Series Funds, Inc.

GABELLI CAPITAL SERIES FUNDS, INC.

The Gabelli Capital Asset Fund

One Corporate Center

Rye, New York 10580-1422

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on April 30, 2015

To the Shareholders of THE GABELLI CAPITAL ASSET FUND,

Notice is hereby given that an Annual Meeting of Shareholders of the Gabelli Capital Asset Fund (the “Fund”), the sole series of Gabelli Capital Series Funds, Inc., a Maryland corporation (the “Company”), will be held on April 30, 2015 at 4:30 p.m. Eastern Time at the offices of the Fund at One Corporate Center, Rye, New York 10580-1422 (the “Meeting”), to consider and vote upon:

1.         The election of the current Directors of the Company and three new Directors to serve an indefinite term on the Board of Directors until the next annual meeting of shareholders and until their respective successors are duly elected and qualified;

2.         A new investment advisory agreement between the Company, on behalf of the Fund, and Gabelli Funds, LLC; and

3.         Such other business, including adjournments, as may properly come before the Meeting or any adjournments or postponements thereof.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

The Board of Directors has fixed the close of business on March 16, 2015, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof.

The Fund issues and sells its shares to separate accounts of various insurance companies. These separate accounts hold shares of mutual funds, including the Fund, which fund benefits under variable annuity contracts or variable life insurance policies that are issued by such insurance company. The Fund is soliciting votes from variable contract holders in connection with the Proposals. For ease of reference, throughout this Proxy Statement variable contract holders may be referred to as “shareholders” of the Fund.

Although the separate accounts are the only shareholders of the Fund, you are receiving this letter and the enclosed Proxy Statement because you own a variable annuity contract or a variable life insurance policy issued by an insurance company (a “Contract Owner”), which will vote the shares attributable to the Fund at the Meeting in accordance with the voting instructions received from Contract Owners. As a Contract Owner, you have the right to instruct your insurance company as to the manner in which shares of the Fund attributable to your variable annuity contract or variable life insurance policy should be voted. You are being asked to provide your voting instructions to your insurance company on the proposals described above. The enclosed proxy materials provide more information about the proposals, and a voting instruction card is enclosed for you to submit your instructions. Voting instructions will be accepted up until the close of business on April 29, 2015.

Your voting instructions on the proposal are important. Please provide your voting instructions as soon as possible to eliminate the need for additional solicitations. You may provide your voting instructions by filling out the enclosed voting instruction card and returning it to us, by calling the toll-free telephone number included on your voting instruction card, or by logging on to the Internet address located on the enclosed voting instruction card and following the instructions on the website. If we do not receive your voting instructions as the Meeting date approaches, we or our solicitation firm may contact you to obtain your voting instructions.

By order of the Board of Directors,

ANDREA R. MANGO

Secretary

[    ], 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON April 30, 2015.

This Notice of Annual Meeting, Proxy Statement and Form of Proxy are available at [   ]. For more information, shareholders may contact the Fund at [   ].

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS

The following general rules for signing voting instruction cards may be of assistance to you and may avoid the time and expense to the Company involved in validating your vote if you fail to sign your voting instruction card properly.

1.	INDIVIDUAL ACCOUNT: Sign your name exactly as it appears in the registration on the voting instruction card.

2.	JOINT ACCOUNT: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

INSTRUCTIONS FOR SUBMITTING VOTING INSTRUCTIONS BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your voting instruction card handy.

2.	Call the toll-free number or visit the web site indicated on your voting instruction card.

3.	When prompted, enter the control number found on your voting instruction card.

4.	Follow the recorded or on-line instructions to provide your voting instructions.

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QUESTIONS AND ANSWERS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we also are providing the following brief overview of the proposals in the Proxy Statement, in a question and answers format, to help you understand and vote on the proposals.

Q:	Why am I receiving this Proxy Statement?
A:	This Proxy Statement seeks your approval as a shareholder of the Gabelli Capital Asset Fund (the “Fund”), the sole series of Gabelli Capital Series Funds, Inc. (the “Company”) regarding the election of Directors to the Fund’s Board of Directors (each member thereof, a “Director” and collectively “Directors” or “Board”) and approval of a new investment advisory agreement between the Company, on behalf of the Fund, and Gabelli Funds, LLC (“Gabelli Funds”). On the close of business on March 16, 2015, the record date for the meeting, you owned shares of common stock of the Fund and, as a result, have a right to vote on the proposal.

Q:	Why am I being asked to elect Directors?
A:	The Board of Directors is recommending that shareholders of the Fund elect the seven Directors currently serving on the Board and three new Directors to the Board. If elected, all three of the new nominees would serve as non-interested Directors (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (“1940 Act”),. If all nominees are elected to the Board, the Board would consist of ten Directors, eight of whom would be Independent Directors and two would serve as interested Directors (“Interested Director”) as defined in the 1940 Act. Although, in certain instances, the Board may elect new directors without a shareholder vote, the Board cannot do so if it no longer meets certain requirements under the 1940 Act. Due to the addition of directors to the Board, a shareholder meeting is required to elect certain Directors who were not previously elected by shareholders. Furthermore, electing all ten nominees would give the Board the additional flexibility in the future to elect a limited number of additional new directors, if necessary, without incurring the costs of holding one or more shareholder meetings.

Q:	Why am I being asked to vote on a new investment advisory agreement for my Fund?
A:	Currently, the Fund has a management agreement with Guardian Investor Services LLC (“GIS”) pursuant to which GIS supervises the performance of administrative and professional services provided to the Fund by others, including Gabelli Funds for an annual fee of 1.00% of the Fund’s average daily net assets. There is also an investment advisory agreement between the Company, on behalf of the Fund, GIS, and Gabelli Funds, whereby Gabelli Funds serves as the investment adviser and administrator to the Fund. For its services, Gabelli Funds is paid by GIS, out of its 1.00% fee, a fee of 0.75% of the Fund’s average daily net assets. GIS has notified the Fund of its intention to terminate the management agreement and therefore, the Fund is asking you to approve a new investment advisory agreement between the Company, on behalf of the Fund, and Gabelli Funds. Under the new investment advisory agreement, Gabelli Funds will, in addition to its investment advisory services, oversee all of the Fund’s third party service providers. The advisory fee under the new investment advisory agreement will be 0.75% of the Fund’s average daily net assets. In addition, the Fund will put into place a shareholder servicing agreement with The Guardian Insurance & Annuity Company, Inc. (“GIAC”), an affiliate of GIS, whereby GIAC will provide various administrative services, including maintenance of books and records, determinations and reconciliations with respect to Fund purchase and redemption orders, and telephone support for contract owners with respect to inquiries about the Fund as well as provide information to Gabelli Funds with respect to relevant insurance laws, regulations and related matters and IRS regulations with respect to variable contracts, for 0.25% of the Fund’s value of the average daily net assets. The total expenses paid by the Fund are not expected to increase as a result of this change.

Q:	Will the portfolio manager of my Fund change?
A:	No, the same portfolio manager at Gabelli Funds who has been responsible for day-to-day management of the Fund will continue to manage the Fund under the new investment advisory agreement.

Q:	Will my Fund’s name change?
A:	No. Your Fund’s name will not change.

Q:	Will the fees payable by my Fund increase under the new investment advisory agreement?
A:	No, the total expenses paid by the Fund will not change under the new investment advisory agreement. The

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advisory fee rate under the current investment advisory agreement is 1.00% and the advisory fee rate under the new investment advisory agreement will be 0.75%. In addition, the Fund will put into place a new 0.25% shareholder servicing fee. Therefore, the total expense ratio for the Fund under the current advisory agreement and the new investment advisory agreement is expected to be the same. A comparison of the fees currently paid by the Fund pursuant to the current management agreement and the fees to be paid by the Fund pursuant to the new investment advisory agreement is set forth below:

	Fees Paid by the Fund Pursuant to the Current Management Agreement	Fees to be Paid by the Fund Pursuant to the New Investment Advisory Agreement
Advisory Fee	1.00%	0.75%
Shareholder Servicing Fee	0.00%	0.25%
Total Advisory Fee, Rule 12b-1 Fee and Shareholder Servicing Fee	1.00%	1.00%
Therefore, the implementation of the new investment advisory agreement is not expected to result in any change in the net fees paid by Fund shareholders.

Q:	If the Proposals are approved, when will the new nominees join the Board (“Proposal 1”) and the new investment advisory agreement (“Proposal 2”) take effect?
A:

The current Directors will continue on the Board and the new Director nominees will join the Board effective immediately upon election by Fund shareholders of the nominees for election as Directors.  If Proposal 2 is approved, it will become effective on May 1, 2015.

Q:	Will my Fund pay for the Proxy Statement and related costs?
A:	No. GIS or an affiliate will bear the costs, fees and expenses incurred by the Fund in connection with the Proxy Statement, including fees of a proxy solicitation firm.

Q:	How does the Board of Directors recommend that I vote with respect to each Proposal?
A:	After careful consideration, the Board of Directors recommends that you vote FOR each of the Proposals.

Q:	How do I vote my shares?
A:

Please authorize a proxy to vote your shares on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided.  As an alternative to voting by returning the signed and dated proxy card by mail, you may authorize a proxy to vote your shares by telephone or the Internet. You may also attend the meeting and vote in person. To authorize a proxy to vote your shares by telephone or the Internet, please follow the instructions listed on the proxy card.

Q: A:

Whom should I call for additional information about the Proxy Statement?

If you have any questions about any Proposal or need assistance voting your shares, you may call Gabelli Funds at (800) GABELLI (422-3554). You may also call Boston Financial Data Services, Inc., our proxy solicitor at [    ]. If you have any questions about your variable annuity or variable life insurance contract, please contact your issuing insurance company.

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[    ], 2015

GABELLI CAPITAL SERIES FUNDS, INC.

The Gabelli Capital Asset Fund

One Corporate Center

Rye, New York 10580-1422

ANNUAL MEETING OF SHAREHOLDERS
To be held on April 30, 2015

PROXY STATEMENT

This is a Proxy Statement for the above listed fund (the “Fund”), the sole series of Gabelli Capital Series Funds, Inc., a Maryland corporation (the “Company”). Proxies for an Annual Meeting of Shareholders of the Fund are being solicited by the Board of Directors (the “Board,” “Board of Directors” or the “Directors”) of the Company to consider and vote on the election of directors, each of whom has been nominated by the Board, and a new investment advisory agreement, which has already been approved by the Board, each as more specifically set forth herein.

The annual meeting will be held at the offices of the Fund at One Corporate Center, Rye, New York 10580-1422, on April 30, 2015 at 4:30 p.m., Eastern Time (together with any adjournments or postponements thereof, the “Meeting”).

At the Meeting, shareholders of the Fund, voting together as a single class, will be asked:

1.         To consider and vote upon the election of the current Directors of the Company and three new Directors to serve an indefinite term on the Board of Directors until the next annual meeting of shareholders and until their respective successors are duly elected and qualified (“Proposal 1”);

2.         To consider and vote on a new investment advisory agreement between the Company, on behalf of the Fund, and Gabelli Funds, LLC (“Gabelli Funds”) (“Proposal 2”); and

3.         To consider and vote upon such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of the Fund’s shares of common stock (“Shares”) will be voted “FOR” the Proposals. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by attending the meeting and voting in person, or by written notice to the Secretary of the Company (addressed to the Secretary, Gabelli Capital Series Funds, Inc., One Corporate Center, Rye, New York 10580-1422). However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein. If you hold Fund shares through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions.

Only shareholders of record or their duly appointed proxy holders can attend the Meeting and any adjournment or postponement thereof. Photographic identification and proof of ownership will be required for admission to the Meeting. If a broker or other nominee holds your Shares and you plan to attend the Meeting, you should bring a

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recent brokerage statement showing your ownership of the Shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on March 16, 2015 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each full Share, and a proportionate fractional vote for each fractional Share, registered in his or her name. As of the Record Date, the following number of Shares were outstanding and entitled to be voted:

Fund	Number of Shares
The Gabelli Capital Asset Fund	[ ]

You should read the entire Proxy Statement before voting. If you have any questions, you may call Gabelli Funds at (800) GABELLI (422-3554). You may also call Boston Financial Data Services, Inc., our proxy solicitor at [ ]. If you have any questions about your variable annuity or variable life insurance contract, please contact your issuing insurance company. The Proxy Statement, Notice of Annual Meeting and the proxy card(s) are first being mailed to shareholders on or about [      ], 2015.

The Fund issues and sells its shares to separate accounts of various insurance companies. These separate accounts hold shares of mutual funds, including the Fund, which fund benefits under variable annuity contracts or variable life insurance policies that are issued by such insurance company. The Fund is soliciting votes from variable contract holders in connection with the Proposals. For ease of reference, throughout this Proxy Statement variable contract holders may be referred to as “shareholders” of the Fund.

Although the separate accounts are the only shareholders of the Fund, you are receiving this letter and the enclosed Proxy Statement because you own a variable annuity contract or a variable life insurance policy issued by an insurance company (a “Contract Owner”), which will vote the shares attributable to the Fund at the Meeting in accordance with the voting instructions received from Contract Owners. As a Contract Owner, you have the right to instruct your insurance company as to the manner in which shares of the Fund attributable to your variable annuity contract or variable life insurance policy should be voted. You are being asked to provide your voting instructions to your insurance company on the proposals described above. The enclosed proxy materials provide more information about the proposals, and a voting instruction card is enclosed for you to submit your instructions. Voting instructions will be accepted up until the close of business on April 29, 2015.

Your voting instructions on the proposal are important. Please provide your voting instructions as soon as possible to eliminate the need for additional solicitations. You may provide your voting instructions by filling out the enclosed voting instruction card and returning it to us, by calling the toll-free telephone number included on your voting instruction card, or by logging on to the Internet address located on the enclosed voting instruction card and following the instructions on the website. If we do not receive your voting instructions as the Meeting date approaches, we or our solicitation firm may contact you to obtain your voting instructions. The most recent Annual and Semiannual Reports for the Fund, including financial statements, previously have been furnished to shareholders and are incorporated by reference into this Proxy Statement. If you would like to receive additional copies of these reports free of charge, please write to the Gabelli Capital Asset Fund at One Corporate Center, Rye, New York 10580-1422 or call (800) GABELLI (422-3554), or via the Internet at www.gabelli.com. The reports also are available on the Fund’s website at www.gabelli.com and the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

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PROPOSAL 1: ELECTION OF TEN DIRECTORS TO THE COMPANY’S BOARD OF DIRECTORS

Nominees for the Board of Directors

Proposal 1 relates to the election of ten (10) Directors to the Board, eight (8) of whom are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). At a meeting on February 11, 2015 the Board approved the nomination of ten (10) individuals (each a “Nominee,” and collectively, the “Nominees”). The Nominees include Anthony J. Colavita, Clarence A. Davis, Arthur V. Ferrara, Mario J. Gabelli, Mary E. Hauck, Kuni Nakamura, Anthony R. Pustorino, Werner J. Roeder, Anthonie C. van Ekris, and Daniel E. Zucchi. Each Nominee, with the exception of Messrs. Ferrara and Gabelli, are independent or disinterested persons, which means they are not an “interested person” of the Fund, as defined in the 1940 Act. Such individuals are commonly referred to as “Independent Directors.” Messrs. Ferrara and Gabelli, if elected, would serve as “Interested Directors.” The Company is not required to hold an annual meeting of shareholders every year. Shareholders are asked to elect the Nominees as Directors to hold office for an indefinite term until the next annual meeting of shareholders and until his or her respective successor is duly elected and qualified. The purpose of Proposal 1 is to elect ten (10) Nominees to the Board of Directors, three of whom do not currently serve as Directors of the Company. One of the Directors, Ms. Mary E. Hauck, currently serves as a Director, but was not previously elected by shareholders of the Company. Messrs. Colavita, Ferrara, Gabelli, Pustorino, Roeder and van Ekris were previously elected by shareholders of the Company. The business and affairs of the Company are managed under the direction of the Board. Although in certain instances the Board can elect new directors without a shareholder vote, the Board cannot do so if it no longer meets certain requirements under the 1940 Act. Due to the addition of directors to the Board, a shareholder meeting is required to elect certain Directors who were not previously elected by shareholders. Furthermore, electing all ten Nominees would give the Board the additional flexibility in the future to appoint a limited number of additional new directors, if necessary, without incurring the costs of holding one or more shareholder meetings.

The Fund’s Nominating Committee, which consists solely of Independent Directors, considered recommendations for Director nominees, and considered the qualifications, experience and background of each of the Nominees. Based upon this review, the Nominating Committee recommended each Nominee to the Fund’s Board as a candidate for nomination as an Independent Director or Interested Director. After discussion and consideration of the matter, the Board voted to nominate the Nominees for election by shareholders. Each Nominee has consented to serve as a Director and to being named in this Proxy Statement.

Unless instructions are provided to the contrary, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he or she has consented to serve as a Director if elected at the Meeting. If, however, a designated nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Each nominee is qualified to serve as a Director under the Fund’s governing documents.

Information about the Nominees

The Director Nominees and their backgrounds are shown on the following pages. This information includes each Director Nominee’s name, age, principal occupation(s) during the past five years and other information about the Director Nominee’s professional background, including other directorships the Director Nominee holds.

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Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director(3)

INTERESTED DIRECTORS(4)

Mario J. Gabelli, CFA Director and Chairman of the Board Age: 72	Since 1995	28

Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.

				Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition, Inc. (blank check company) (2011-2012)

Arthur V. Ferrara Director Age: 84	Since 1995	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	None.

INDEPENDENT DIRECTORS(5)

Anthony J. Colavita(6) Director Age: 79	Since 1995	37	President of the law firm of Anthony J. Colavita, P.C.	None.

Clarence A. Davis Age: 73	New Director Nominee	2	Former Chief Executive Officer of Nestor, Inc. (2007-2009); Former Chief Operating Officer (2000-2005) and Chief Financial Officer (1999-2000) of the American Institute of Certified Public Accountants	Director of Telephone & Data Systems, Inc. (telephone services); Director of Pennichuck Corp. (water supply)

Mary E. Hauck Director Age: 72	Since 2014	4	Retired Senior Manager of the Gabelli O’Connor Fixed Income Mutual Funds Management Company	None

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Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director(3)

Kuni Nakamura Age: 46	New Director Nominee	14	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	None

Anthony R. Pustorino Director Age: 89	Since 1995	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc.(diversified manufacturing) (2004-2011)

Werner J. Roeder, MD Director Age: 74	Since 1995	23	Practicing private physician; Former Medical Director of Lawrence Hospital (1999 – 2014)	None

Anthonie C. van Ekris(6) Director Age: 80	Since 1995	20	Chairman and Chief Executive Officer of BALMAC International, Inc. (commodities and futures trading)	None

Daniel E. Zucchi Age: 74	New Director Nominee	1	President of Zucchi & Associates (general business consulting)	Cypress Care LLC (health care) (2001-2009); Anduro Holdings Inc. (consumer packaging); Sleepy Hollow Country Club (leisure)

___________

(1)	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by shareholders, in accordance with the Fund’s By-Laws and charter.

(3)	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

(4)	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with the Adviser, as an officer or director of Gabelli Funds or an affiliated company. Mr. Ferrara is considered an “interested person” because of his prior affiliation with The Guardian Life Insurance Company of America, which is the parent company of the Fund’s current Manager.

(5)	Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Directors.

(6)	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of the GAMCO Mathers Fund and the Comstock Capital Value Fund, which are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities, Ltd., GAMA Capital Opportunities Master, Ltd. And GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Adviser.

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Officers

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 63	Since 1995	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies in the Gabelli/GAMCO Funds Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Secretary Age: 42	Since 2013	Counsel of Gabelli Funds, LLC since 2013; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 56	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Richard J. Walz Chief Compliance Officer Age: 55	Since 2013	Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

(1)	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)	Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

The Board believes that each Nominee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of other Nominees lead to the conclusion that each Nominee should serve as a Director. Among the attributes or skills common to all Nominees are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Nominees, the adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Nominee’s ability to perform his/her duties effectively has been attained in large part through the Nominee’s business, consulting, or public service positions and through experience from service as a member of the Board and

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one or more of the other funds in the Gabelli/GAMCO Funds Complex, public companies, or non-profit entities, or other organizations as set forth above and below. Each Nominee’s ability to perform his/her duties effectively also has been enhanced by education, professional training, and other experience.

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty years of experience, including the field of business and financial law. He is the Chairman of the Fund’s Nominating Committee and is a member of the Fund’s ad hoc Proxy Voting Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Funds Complex on whose boards he sits. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority, where his duties included reviewing financial documents of these agencies. He served for eleven years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars each. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the New York State Republican Party, Westchester County Republican Party, and the Eastchester Republican Town Committee. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law. Mr. Colavita’s education, professional training and experience, and other life experiences, including but not limited to his experience as an attorney, service on the boards of other funds within the Funds Complex, public service background in state and local government, including several senior legal and other managerial positions, make him highly qualified to serve as a Director of the Fund.

Clarence A. Davis, CPA. Mr. Davis was the CEO of Nestor, Inc. until January 2009 and was a director of the company until it went into receivership in June 2009. Mr. Davis formerly served as the Chief Operating Officer and Chief Financial Officer of the American Institute of Certified Public Accountants. Mr. Davis also has served as an audit committee member and Director of Oneida Ltd., Telephone & Data Systems, Inc., Pennichuck Corp. (a water supply company), and Sonesta International Hotels Corp. Mr. Davis founded Clarence A. Davis Enterprises, Inc., which provided financial and organizational consulting, due diligence for acquisitions, and forensic accounting for various industries for eight years. Mr. Davis was a Senior Audit Partner for twelve years, which encompassed a career of twenty-three years in public accounting for Spicer & Oppenheim. He is a former Chairman of the Accountants for Public Interest/Support Center of New York and the American Institute of Certified Public Accountants Minority Recruitment Committee. Mr. Davis was appointed to the American Red Cross Liberty Fund and September 11 Recovery Oversight Commission, the New York State Board of Public Accountancy, and the Future Issues Committee of the American Institute of Certified Public Accountants. He has served as a Consultant for the American Red Cross National Office. Mr. Davis was also a faculty member of the Long Island University Brooklyn Center, the New York Institute of Finance, and the Foundation for Accounting Education. Mr. Davis received a Bachelor of Science Degree in Accounting from Long Island University. Mr. Davis received his CPA license in 1975. Mr. Davis’ education, professional training, and experience, and other life experiences, including but not limited to his experience on the boards of other funds in the Fund Complex, his service on the Audit Committees of various companies, and his position as Senior Audit Partner at a public accounting company, make him highly qualified to serve as a Director of the Fund.

Arthur V. Ferrara. Mr. Ferrara is the former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (“GIAC”) and formerly served on the boards of GIAC and funds managed by Guardian Investor Services Corporation (“GIS”). He is a former Chairman of the Life Insurance Council of New York Inc. He serves on comparable or other board committees with respect to other funds in the Funds Complex on whose boards he sits. Mr. Ferrara is also a member of a multi-fund ad hoc compensation committee (described below under “Directors — Leadership Structure and Oversight Responsibilities”) relating to certain offices of the closed end funds in the Funds Complex. Mr. Ferrara received his Bachelor of Science in Business Administration from the College of the Holy Cross. Mr. Ferrara’s education, professional training, and experience, and other life experiences, including but not limited to his experience as a senior executive and CEO of a life insurance company, his service as a director on the boards of other funds and committees within the Funds Complex, make him highly qualified to serve as a Director of the Fund.

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Directors and Chief Investment Officer of the Fund. He also currently serves as Chairman of the boards of other funds in the Funds Complex. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. (“GBL”), a New York Stock Exchange (“NYSE”)-listed asset manager and financial services company. He is also

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the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc., each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GBL. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms and various charitable foundations and educational institutions, including as a Trustee of Boston College and Roger Williams University and the Board of Overseers of Columbia University Graduate School of Business. Mr. Gabelli received his Bachelor’s degree from Fordham University, his Masters of Business Administration from Columbia University Graduate School of Business, and honorary Doctorates from Fordham University and Roger Williams University. Mr. Gabelli’s education, professional training and experience, and other life experiences, including but not limited to his experience on the boards of many publicly traded companies and private firms, and various charitable foundations and educational institutions, his service as Chairman of other funds within the Funds Complex, and his position as Chief Investment Officer of various funds, make him highly qualified to serve as a Director of the Fund.

Mary E. Hauck. Ms. Hauck is a retired Senior Manager of the Gabelli-O’Connor Fixed Income Mutual Funds Management Company. Additionally, she serves on the boards of other funds in the Funds Complex. Ms. Hauck was formerly the Performing Arts Coordinator, The Sun Valley Center for the Arts in Sun Valley, Idaho; President of the Treasurer’s Fund; Gabelli-O’Connor Fixed Income Asset Management, Co.; Senior Vice President and Portfolio Manager, The Dreyfus Corp.; Senior Consultant, The Assembly on Revenue and Taxation in the California Legislature; Investment Consultant, Scudder, Stevens and Clark; Investment Manager, Standard & Poor’s Counseling Corp.; Portfolio Analyst, Dodge & Cox; and Portfolio Assistant, Wells Fargo Bank. Ms. Hauck has been affiliated with the Bedford Central School District as a Board Member; Hickory Hill Figure Skating Club as a Board Member, Secretary, and President; the Ice Skating Club of New York as a Board Member and President; and the Carl Schurz Park Association. Ms. Hauck received her Bachelor of Arts Degree in Economics from the University of California, Berkeley. Ms. Hauck’s education, professional training and experience make her highly qualified to serve as a Director of the Fund.

Kuni Nakamura. Mr. Nakamura is the President and sole shareholder of a chemical wholesale company. Mr. Nakamura also serves on the boards of other funds in the Fund Complex. Additionally, he is the sole shareholder of a real estate holding company and a member of both a boat holding company and a chemical wholesale company. Mr. Nakamura was previously a Board member of The LGL Group. Mr. Nakamura serves on the Board of Trustees of Mercy College in Dobbs Ferry, NY. Mr. Nakamura has been involved in various organizations for underprivileged children, such as Big Brother-Big Sister, the Fresh Air Fund, and Andrus Dyckman Children’s Home. He is also involved in various capacities with The University of Pennsylvania and The Japan Society. Mr. Nakamura is a graduate of the University of Pennsylvania – The Wharton School with a Bachelor’s degree in Economics and Multinational Management. Mr. Nakamura’s education, professional training and experience, and other life experiences make him highly qualified to serve as a Director of the Fund.

Anthony R. Pustorino. Mr. Pustorino is a Certified Public Accountant (“CPA”) and a Professor Emeritus at Pace University with over fifty years of experience in public accounting. He is the lead Independent Director of the Fund, is Chair of the Audit Committee, and has been designated the Fund’s Audit Committee Financial Expert and is also the Chair of the Proxy Voting Committee and a member of both multi-fund ad hoc Compensation Committees. Mr. Pustorino also serves on comparable or other board committees with respect to other boards of funds in the Funds Complex on whose boards he sits. Mr. Pustorino was a Director of The LGL Group, Inc., a diversified manufacturing company, and Chair of its Audit Committee. He was previously the President and shareholder of a CPA firm and a Professor of accounting at both Fordham University and Pace University. He served as Chairman of the Board of Directors of the New York State Board for Public Accountancy and of the CPA Examination Review Board of the National Association of State Board of Accountancy. Mr. Pustorino was Vice President and member of the Executive Committee of the New York State Society of CPAs, and was the Chair or President and a member of many of its technical committees. He was a member of Council of the American Institute of CPAs. Mr. Pustorino is the recipient of numerous professional and teaching awards. He received a Bachelor of Science in Business from Fordham University and a Masters in Business Administration from New York University. Mr. Pustorino’s education, professional training and experience, and other life experiences, including but not limited to his experience in public accounting, during which he has served as a principal of an accounting firm, professor of accounting, and held executive committee positions with state and national accounting agencies, and service on the boards of other funds and committees within the Funds Complex, make him highly qualified to serve as a Director of the Fund.

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Werner J. Roeder. Dr. Roeder has been a practicing surgeon for over forty-five years . He was Vice President of Medical Affairs/Medical Director of Lawrence Hospital Center in Bronxville, New York from 1999-2014. As Vice President of Medical Affairs at Lawrence Hospital, he was actively involved in personnel and financial matters concerning the hospital’s $140 million budget. He is a member of the Fund’s Audit, Nominating, and ad hoc Proxy Voting Committees, is a member of both multi-fund ad hoc Compensation Committees and also serves on comparable or other board committees with respect to other funds in the Funds Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and presently serves in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctorate in Medicine from New York Medical College. Dr. Roeder’s education, professional training and experience, and other life experiences, including but not limited to his experience as a practicing surgeon, service as an officer of a hospital, consulting services to a national agency and service on the boards of other funds and committees within the Funds Complex, make him highly qualified to serve as a Director of the Fund.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of a global import/export company for over twenty years. Mr. van Ekris serves on the boards of other funds in the Funds Complex, is the Chairman of one such fund’s Nominating Committee, and is a member of the Proxy Voting Committee of some funds in the Funds Complex. He serves as Chairman of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewellery chain. Mr. van Ekris is a former Director of an oil and gas operations company. He served on the boards of a number of public companies and served for more than ten years on the Advisory board of the Salvation Army of Greater New York. Mr. van Ekris’ education, professional training and experience, and other life experiences, including but not limited to his experience as chairman and CEO of various companies, his service as a director for various public corporations, and service on the boards of other funds and committees within the Funds Complex, make him highly qualified to serve as a Director of the Fund.

Daniel E. Zucchi. Mr. Zucchi is President of Zucchi & Associates, Inc., a marketing and communications consulting firm. Mr. Zucchi serves on the Board, and is an investor in Anduro Holdings Inc., a manufacturer of consumer packaging since 2009. He serves as a board member and was one of the initial investors in Cypress Care LLC, a pharmacy benefit management company. In addition, Mr. Zucchi was a Senior Executive at Time Warner and the Hearst Corporation for over twenty years. In the public sector, Mr. Zucchi has served as a locally-elected government official, most recently since 2009 as a member of the Westchester County Executive’s task force. Mr. Zucchi is a graduate of the University of Connecticut and attended the Harvard AAAA program during his tenure at Time Warner. Mr. Zucchi’s education, professional training and experience, and other life experiences, including but not limited to his experience as president of a consulting company and his service as a director and/or board member of various corporations, make him highly qualified to serve as a Director of the Fund.

Directors — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Pustorino as the lead Independent Director. The lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead Independent Director any obligations or standards greater than or different from other Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Fund’s Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund. The ad hoc Proxy Voting Committee meets periodically on an as needed basis to consider such matters. Each of the Nominating, Audit, and ad hoc Proxy Voting Committees are comprised entirely of Independent Directors. From time to time, the Board establishes additional committees or informal working groups to address specific matters, or assigns one of its members to work with directors or trustees of other funds in the Funds Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Funds Complex, and a separate multi-fund ad hoc Compensation Committee relating to certain officers of the closed-end funds in the Funds Complex.

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All of the Fund’s Directors other than Mr. Arthur V. Ferrara and Mr. Mario J. Gabelli are Independent Directors, and the Board believes they are able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks, including options risk being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide information to the Board about the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

Board Meetings

The Company’s Board held four regular meetings during the 12 month period ended December 31, 2014. During the fiscal year ended December 31, 2014, each current Director attended at least 75% of the meetings of the Company’s Board of Directors and of each committee of the Board on which he or she serves.

Board Committees

The Board has established two standing committees in connection with its governance of the Fund: the Audit and Nominating Committees, and has also established an ad hoc Proxy Voting Committee. The Company does not have a standing compensation committee (although some of the individuals who are Directors of the Company participate in the multi-fund ad hoc Compensation Committees described above).

The Company’s Audit Committee consists of two members: Mr. Pustorino (Chairman) and Dr. Roeder, who are Independent Directors of the Company. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on February 11, 2015. As set forth in the Charter, the function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm’s responsibility to plan and carry out an audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and to act as a liaison between the Board and the Company’s independent registered public accounting firm. During the fiscal year ended December 31, 2014, the Audit Committee met twice.

The Company’s Nominating Committee consists of two members: Mr. Colavita (Chairman) and Dr. Roeder, who are Independent Directors of the Company. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board of Directors in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Company. The Company’s Board of Directors has adopted a written charter for its Nominating Committee, which is attached as Appendix A. The Nominating Committee met once during the year ended December 31, 2014.

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The Company’s ad hoc Proxy Voting Committee consists of three members: Messrs. Pustorino (Chairman), Colavita, and Dr. Roeder, who are Independent Directors of the Company. Under certain circumstances and pursuant to specific procedures and guidelines, the ad hoc Proxy Voting Committee will, in place of the Company’s Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Company and may also determine to exercise complete control and discretion over the disposition of such securities. The ad hoc Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended December 31, 2014.

Beneficial Ownership of Shares held in the Fund and the Family of Investment Companies for each Director and Nominee for Election as Director

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and nominee for election as Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director and nominee for election as Director as of December 31, 2014.

Name of Director	Dollar Range of Equity Securities Held in the Fund*(1)	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies*(1) (2)
INTERESTED DIRECTOR:

Mario J. Gabelli	A	E

Arthur V. Ferrara	A	E

INDEPENDENT DIRECTORS/NOMINEES:

Anthony J. Colavita	A	E

Clarence A. Davis	A	B

Mary E. Hauck	A	E

Kuni Nakamura	A	E

Anthony R. Pustorino	A	E

Werner J. Roeder, MD	A	E

Anthonie C. van Ekris	A	E

Daniel E. Zucchi	A	E

___________

*	Key to Dollar Ranges:

A. None

B. $1 – $10,000

C. $10,001 – $50,000

D. $50,001 – $100,000

E. Over $100,000

(1)   This information has been furnished by each Director and nominee for election as Director as of December 31, 2014. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

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(2)   The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”

No Director, nominee for election as Director or executive officer of the Fund is a beneficial owner of Fund shares.

Set forth in the table below is the amount of interests beneficially owned, as of December 31, 2014, by each Independent Director nominee for election as an Independent Director or his or her immediate family members, as applicable, in a person that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser and/or affiliates (including Mario J. Gabelli) and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Director	Name of Owner and Relationships to Director	Company	Title of Class	Value of Interests	Percent of Class
Anthony J. Colavita	Same	The LGL Group, Inc.	Common Stock	$4,776	*
Anthony J. Colavita	Same	The LGL Group, Inc.	Warrants	$63	*
Anthony J. Colavita	Family	Gabelli Associates Fund	Membership Interests	$863,978	*
Kuni Nakamura	Same	The LGL Group, Inc.	Common Stock	$6,215	*
Kuni Nakamura	Same	The LGL Group, Inc.	Warrants	$82	*
Werner J. Roeder	Same	Gabelli Associates Fund II	Membership Interests	$526,056	*
Anthonie C. van Ekris	Same	LICT Corp.	Common Stock	$120,240	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Common Stock	$5,728	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Warrants	$76	*
Anthonie C. van Ekris	Same	CIBL, Inc.	Common Stock	$32,280	*
Anthonie C. van Ekris	Same	ICTC Group, Inc.	Common Stock	$36	*
Anthonie C. van Ekris	Same	Morgan Group Holdings, Inc.	Common Stock	$840	*

* An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

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Director and Officer Compensation

The Fund pays each of its Directors who is not considered an interested person an annual retainer of $3,000 plus $1,000 for each Board Meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. (All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the lead Independent Director each receive an annual fee of $1,000.) A director may receive a single meeting fee, allocated among the participating funds, for participation in certain meeting held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the fund.

The following table sets forth certain information regarding the compensation of the Company's Directors. Although executive officers, including the chief compliance officer, may be compensated by the Fund, no executive officer or person affiliated with the Company received compensation in excess of $60,000 from the Fund for the fiscal year ended December 31, 2014.

Name of Person, Position	Aggregate Compensation from the Registrant*	Total Compensation from Fund and Fund Complex**
INTERESTED DIRECTORS:
Mario J. Gabelli, CFA Chairman of the Board Arthur V. Ferrara Director	$0 $0	$0 (0) $64,500 (5)

INDEPENDENT DIRECTORS:
Anthony J. Colavita Director	$7,500	$403,500 (36)
Clarence A. Davis*** Director	$0	$25,500 (2)
Mary E. Hauck Director	$3,500	$52,000 (4)
Kuni Nakamura*** Director	$0	$152,500 (13)
Anthony R. Pustorino Director	$10,000	$194,750 (13)
Werner J. Roeder, MD Director	$8,500	$187,500 (23)
Anthonie C. van Ekris Director	$7,000	$193,000 (20)
Daniel E. Zucchi*** Director	$0	$17,000 (1)

* Represents the total compensation paid to such persons for the fiscal year 2014.

**Represents the total compensation paid to such persons for the fiscal year 2014 by investment companies (including the Fund) or portfolios that are considered part of the same “Funds Complex” as the Fund because they have common or affiliated investment advisers. The parenthetical number represents the number of such investment companies and portfolios.

*** Mr. Davis, Mr. Nakamura and Mr. Zucchi are new Director Nominees and did not serve as Directors of the Company in 2014.

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Required Vote

Election of each nominee as a Director of the Company requires the vote of a plurality of all the votes cast at the Meeting in person or by proxy, provided that a quorum is present.

The Board of Directors, including all of the Independent Directors, recommends that shareholders of the Fund vote FOR the election of the Nominees in Proposal 1.

PROPOSAL 2: To approve a new Investment Advisory Agreement between the Company and Gabelli Funds

Shareholders are being asked to approve a new investment advisory agreement between the Company, on behalf of the Fund, and Gabelli Funds, LLC, to become effective on May 1, 2015.

Currently, the Fund has an management agreement with GIS pursuant to which GIS supervises the performance of administrative and professional services provided to the Fund by others, including Gabelli Funds for an annual fee of 1.00% of the Fund’s average daily net assets (“Management Agreement”). There is also an investment advisory agreement between the Company, on behalf of the Fund, GIS, and Gabelli Funds, whereby Gabelli Funds serves as the investment adviser and administrator to the Fund (“Advisory Agreement”). For its services, Gabelli Funds is paid by GIS, out of its 1.00% fee, a fee of 0.75% of the Fund’s average daily net assets. GIS has notified the Fund of its intention to terminate the Management Agreement and therefore, the Fund is asking you to approve a new investment advisory agreement between the Company, on behalf of the Fund, and Gabelli Funds (“New Advisory Agreement”). Under the New Advisory Agreement, in addition to its investment advisory services, Gabelli Funds will oversee all of the Fund’s third party service providers. The advisory fee under the New Advisory Agreement will be 0.75% of the Fund’s average daily net assets. In addition, the Fund will put into place a shareholder servicing agreement with GIAC, an affiliate of GIS, whereby GIAC will provide various administrative services, including maintenance of books and records, determinations and reconciliations with respect to Fund purchase and redemption orders, and telephone support for contract owners with respect to inquiries about the Fund as well as provide information to Gabelli Funds with respect to relevant insurance laws, regulations and related matters and IRS regulations with respect to variable contracts, for 0.25% of the Fund’s value of the average daily net assets.

A comparison of the fees currently paid by the Fund pursuant to the Management Agreement and Advisory Agreement and the fees to be paid by the Fund pursuant to the New Advisory Agreement is set forth below:

	Fees Paid by the Fund Pursuant to the Management Agreement	Fees to be Paid by the Fund Pursuant to the New Advisory Agreement
Advisory Fee	1.00%	0.75%
Shareholder Servicing Fee	0.00%	0.25%
Total Advisory Fee, Rule 12b-1 Fee and Shareholder Servicing Fee	1.00%	1.00%

Therefore, the implementation of the New Advisory Agreement is not expected to result in any change in the net fees paid by Fund shareholders.

The Fund’s semiannual report to shareholders for the period ended June 30, 2014, which is incorporated herein by reference, contains a discussion of the basis of the Board’s determination to continue the Management Agreement and Advisory Agreement and the Fund’s semiannual report to shareholders for the period ending June 30, 2015 will contain a discussion of the basis of the Board’s February 2015 determination to continue such agreements and to approve the New Advisory Agreement.

Except as described below, there are no material differences between the terms of the New Advisory Agreement and the terms of the Management Agreement and Advisory Agreement. The services to be provided

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under the New Advisory Agreement are substantially similar to those provided under the Management Agreement and Advisory Agreement, except that GIS (the “Manager”) will no longer be manager of the Fund, supervising the performance of other service providers to the Fund. Rather, Gabelli Funds will be the investment adviser and administrator to the Fund, continuing to provide day to day investment management of its portfolio and will be responsible for oversight of all of the Fund’s third party service providers. The Fund will also put into place a shareholder servicing agreement with GIAC, whereby GIAC will provide various administrative services, including maintenance of books and records, determinations and reconciliations with respect to Fund purchase and redemption orders, and telephone support for contract owners with respect to inquiries about the Fund as well as provide information to Gabelli Funds with respect to relevant insurance laws, regulations and related matters and IRS regulations with respect to variable contracts, for 0.25% of the Fund’s value of the average daily net assets. The provision of advice with respect to relevant insurance laws, regulations and related matters and IRS regulations with respect to variable contracts is currently provided by GIS under the Management Agreement. The form of the New Advisory Agreement is attached hereto as Appendix B, and the description of the New Advisory Agreement is qualified in its entirety by the reference to Appendix B.

Duties. Under the Management Agreement, the Company employed and appointed the Manager to act as the manager of the Fund. The Manager agreed to furnish the following services: subject to the supervision and direction of the Company's Board of Directors, the Manager will (i) act in strict conformity with the Articles of Incorporation, the 1940 Act, and the Investment Advisers Act of 1940, as the same may from time to time be amended, (ii) supervise the performance of administrative and professional services provided by others including the investment advisor and the sub-administrator to the Fund and (iii) pay the fees of the Fund's investment advisor. In addition, since shares of the Fund are intended to be offered to separate accounts of The Guardian Insurance & Annuity Company, Inc. to fund variable annuity and variable life contracts, the Manager will advise the Company of (a) relevant insurance laws and regulations and other insurance related matters, such as possible material conflicts which might arise through offering shares of the Fund through both variable annuity and variable life contracts, and (b) requirements of Internal Revenue Code of 1986, as amended, and the regulations thereunder that must be met to ensure that such contracts are treated as variable contracts for purposes of such Code. Under the current Advisory Agreement, the Manager and Company employed and appointed Gabelli Funds to act as the investment adviser of the Fund. Gabelli Funds agreed to furnish the following services: subject to the supervision and direction of the Company's Board of Directors, and subject to the supervision and review by the Manager, Gabelli Funds will (i) act in strict conformity with the Company’s charter and Bylaws, the 1940 Act, and the Investment Advisers Act of 1940, as the same may from time to time be amended, (ii) manage the Fund's assets in accordance with the Fund's investment objective and policies as stated in the Fund's Prospectus and Statement of Additional Information, (iii) make investment decisions for the Fund and (iv) place purchase and sale orders on behalf of the Fund. In rendering those services, Gabelli Funds will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, Gabelli Funds will furnish the Company with whatever statistical information the Company may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing. In addition, Gabelli Funds agreed to provide or arrange the following services for the Company with respect to administration services: (i) maintaining the Fund's books and records, such as journals, ledger accounts and other records in accordance with applicable laws and regulations to the extent not maintained by the Fund's custodian, transfer agent or dividend disbursing agent; (ii) initiating all money transfers to the Fund's custodian and from the Fund's custodian for the payment of the Fund's expenses, investments, and dividends; (iii) reconciling account information and balances among the Fund's custodian, transfer agent, dividend disbursing agent and Gabelli Funds; (iv) providing the Company, upon request, with such office space and facilities, utilities and office equipment as are adequate for the needs of the Fund; (v) preparing, but not paying for, all reports by the Fund to its shareholders and all reports and filings required to maintain registration and qualification of the Fund's shares under federal and state law including the updating of the Company's Registration Statement relating to the Fund, when necessary; (vi) supervising the calculation of net asset value of the Fund's shares; and (vii) preparing notices and agendas for meetings of the Fund's shareholders and the Company's Board of Directors as well as minutes of such meetings in all matters required by applicable law to be acted upon by the Board of Directors.

Under the new arrangement, there will no longer be a management agreement and GIS will no longer supervise the performance of the Gabelli Funds and other third party service providers to the Fund. Rather, Gabelli Funds (the “Adviser”), as the investment adviser will agree to act as investment adviser to the Company and the Fund with respect to the investment of the assets of the Company allocated to the Fund and to supervise and arrange

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the purchase and sale of assets held in the investment portfolios of the Fund. Gabelli Funds will also oversee all of the Fund’s third party service providers. The Adviser may delegate any or all of its responsibilities to one or more sub-advisers or administrators, subject to the approval of the Board of Directors of the Company. Such delegation shall not relieve the Adviser of its duties and responsibilities hereunder. Subject to the direction and control of the Company’s Board of Directors, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; and (iii) oversee the administration of all aspects of the Fund's business and affairs and provide, or arrange for others whom it believes to be competent to provide, certain services as specified in subparagraph (b) below. Nothing contained herein shall be construed to restrict the Company’s right to hire its own employees or to contract for administrative services to be performed by third parties, including but not limited to, the calculation of the net asset value of the Fund's shares. In addition to the investment management services provided in paragraph (a) above, the Adviser shall provide, or arrange for the provision of, the following additional services for the Fund: (i) maintaining the Fund's books and records, such as journals, ledger accounts and other records in accordance with applicable laws and regulations to the extent not maintained by the Fund's custodian, transfer agent and dividend disbursing agent; (ii) transmitting purchase and redemption orders for the Fund's shares to the extent not transmitted by the Fund's distributor or others who purchase and redeem shares; (iii) initiating all money transfers to the Fund's custodian and from the Fund's custodian for the payment of the Fund's expenses, investments, dividends and share redemptions; (iv) reconciling account information and balances among the Fund's custodian, transfer agent, distributor, dividend disbursing agent and the Adviser; (v) providing the Fund, upon request, with such office space and facilities, utilities and office equipment as are adequate for the Fund's needs; (vi) preparing, but not paying for, all reports by the Company, on behalf of the Fund, to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund's shares under federal and state law including periodic updating of the Company’s registration statement and Prospectus (including its Statement of Additional Information); (vii) supervising the calculation of the net asset value of the Fund's shares; and (viii) preparing notices and agendas for meetings of the Fund's shareholders and the Company's Board of Directors as well as minutes of such meetings in all matters required by applicable law to be acted upon by the Board of Directors.

Brokerage. Under the Advisory Agreement, it was agreed that as part of Gabelli Funds’ execution of portfolio transactions for the Fund, that Gabelli Funds shall employ securities brokers and dealers which, in its judgment, will be able to satisfy the policy of the Fund to seek the best execution of its portfolio transactions at reasonable expenses. For purposes of the Advisory Agreement, "best execution" shall mean prompt, efficient and reliable execution at the most favorable price obtainable. Under such conditions as may be specified by the Company's Board of Directors in the interest of Fund shareholders and to ensure compliance with applicable law and regulations, the Advisor may (a) place orders for the purchase or sale of the Company's portfolio securities with its affiliate, Gabelli & Company, Inc. (or any other affiliated broker); (b) pay commissions to brokers other than an affiliate which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Advisor to be useful or desirable in the performance of its duties hereunder and for the investment management of other advisory accounts over which it or its affiliates exercise investment discretion; and (c) consider sales by brokers (other than its affiliate distributor) of shares of the Fund and any other mutual fund for which it or its affiliates act as investment adviser, as a factor in its selection of brokers and dealers for the Fund's portfolio transactions.

Under the New Advisory Agreement, it will be agreed that the Adviser shall employ securities brokers and dealers which, in its judgment, will be able to satisfy the policy of the Fund to seek the best execution of its portfolio transactions at reasonable expenses. For purposes of this agreement, "best execution" shall be interpreted in accordance with applicable law as it pertains to the management of registered investment companies by registered investment advisers. Under such conditions as may be specified by the Company’s Board of Directors in the interest of its shareholders and to ensure compliance with applicable law and regulations, the Adviser may (a) place orders for the purchase or sale of the Fund's portfolio securities with its affiliates, including Gabelli & Company, Inc.; (b) pay commissions to brokers other than its affiliates which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable in the performance of its duties hereunder and for the investment management of other advisory accounts over which it or its affiliates exercise investment discretion in accordance with Section 28(e) of the Securities Exchange Act of 1934;

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and (c) consider sales by brokers (other than its affiliated distributor) of shares of the Fund and any other mutual fund for which it or its affiliates act as investment adviser, as a factor in its selection of brokers and dealers for the Fund's portfolio transactions.

Advisory Fee. Under the Management Agreement, the Fund pays the Manager at the annual rate of 1.00% of the Fund's average daily net assets from which the Manager pays the fees of the Fund's investment advisor. The fees paid to Gabelli Funds by the Manager are 0.75% of the Fund's average daily net assets.

Under the New Advisory Agreement, the Fund will pay the Adviser at an annual rate of 0.75% of the Fund’s average daily net assets. This is a 0.25% decrease in the Fund’s advisory fee. However, the Fund is also putting into place a shareholder servicing agreement (as described above) with a fee of 0.25% of the Fund’s average daily net assets. Therefore, there will be no change in the total expenses of the Fund.

Payment of Fund Expenses. Under the Management Agreement and Advisory Agreement, the Fund bears expenses incurred in its operation, including: fees payable to the Manager for serving as the Fund's manager, expenses for legal and independent accountants' services, costs of printing proxies, stock certificates and shareholder reports, charges of the custodian, any sub-custodian and transfer and dividend paying agent, Securities and Exchange Commission fees, fees and expenses of unaffiliated directors, accounting and pricing costs, membership fees in trade associations, fidelity bond coverage for the Company's officers and employees, directors' and officers' errors and omissions insurance coverage, interest, brokerage costs, taxes, all expenses of computing the Fund's net asset value per share, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund's investment portfolios, expenses involved in registering and maintaining the registration of the Fund's shares with the Securities and Exchange Commission and qualifying the Fund's shares for sale in various states and maintaining such qualifications, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

Under the New Advisory Agreement, the Fund bears its other expenses, including (i) payment of the fees payable to the Adviser; (ii) organizational expenses; (iii) brokerage fees and commissions; (iv) taxes; (v) interest charges on borrowings; (vi) the cost of liability insurance or fidelity bond coverage for the Fund officers and employees, and Directors' and officers' errors and omissions insurance coverage; (vii) legal, auditing, and accounting fees and expenses; (viii) charges of the Fund's custodian, transfer agent and dividend disbursing agent; (ix) the Fund's pro-rata portion of dues, fees and charges of any trade association of which the Company is a member; (x) the expenses of printing, preparing and mailing proxies, share certificates and reports, including the Fund's prospectuses and statements of additional information, and notices to shareholders; (xi) filing fees for the registration or qualification of the Fund and its shares under federal or state securities laws; (xii) the fees and expenses involved in registering and maintaining registration of the Fund's shares with the Securities and Exchange Commission; (xiii) the expenses of holding shareholder meetings; (xiv) the compensation, including fees, of any of the Company's Directors, officers or employees who are not affiliated persons of the Adviser; (xv) all expenses of computing the Fund's net asset value per share, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund's investment portfolio; (xvi) expenses of personnel performing shareholder servicing functions and all other distribution expenses payable by the Company; (xvii) if approved by the Board of Directors, compensation and expenses of the Fund’s chief compliance officer and expenses associated with the Fund’s compliance program; and (xviii) litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

Limitation of Liability. The Management Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters of which the management agreement relates, provided that nothing in this paragraph shall be deemed to protect or purport to protect the Manager against any liability to the Company or to its shareholders to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Manager's reckless disregard of its obligations and duties under the management agreement. The Advisory Agreement provides that Gabelli Funds shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Manager in connection with the matters of which the advisory agreement relates, provided that nothing in this paragraph shall be deemed to protect or purport to protect Gabelli Funds against any liability to the Company or the Manager or to their respective shareholders to which Gabelli Funds would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part

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in the performance of its duties or by reason of the Gabelli Funds 's reckless disregard of its obligations and duties under the advisory agreement.

The New Advisory Agreement provides that the Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but neither the Adviser nor any of its officers, trustees, employees, agents or controlling persons shall be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement; provided, however, that the foregoing shall not constitute a waiver of any rights which the Company may have which may not be waived under applicable law.

Duration and Term. The Management Agreement and Advisory Agreement provided that after their initial two year term, they would continue for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Company's Board of Directors or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. These Agreements were terminable, without penalty, on 60 days' written notice, by the Company's Board of Directors, by vote of holders of a “majority” (as defined in the 1940 Act) of the Fund's shares, or by the Manager. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

The New Advisory Agreement provides that after their initial two year term, it will continue for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Company's Board of Directors or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated by the Adviser at any time without penalty upon giving the Company sixty days' written notice (which notice may be waived by the Company) and may be terminated by the Company at any time without penalty upon giving the Adviser sixty days' notice (which notice may be waived by the Adviser), provided that such termination by the Company shall be directed or approved by the vote of a majority of the Directors of the Company in office at the time or by vote of the holders of a "majority " (as defined in the 1940 Act)] of the Fund’s outstanding voting securities or, with respect to paragraph 4 (b) of the Agreement, by a majority of the Directors of the Company who are not "interested persons" of the Company. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the Act and the rules thereunder).

Board Considerations Regarding the New Advisory Agreement

On February 11, 2015, the Board, including a majority of the Independent Directors, considered and approved the New Advisory Agreement between the Fund and the Adviser. In approving the New Advisory Agreement, the Board, including a majority of the Independent Directors, determined that the fee structure was fair and reasonable and that approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

1) The nature, extent and quality of services provided by the Manager and Adviser.

The Board reviewed in detail the nature and extent of the services currently provided by GIS and the Adviser under the Management Agreement and Advisory Agreement, respectively, and the quality of those services over the past year. The Board also considered that all of the services would continue to be provided to the Fund under the New Advisory Agreement by the Adviser and under the shareholder servicing agreement by GIAC. The Board noted that these services included managing the investment program of the Fund, including the purchase and sale of portfolio securities, the oversight of all Fund third party service providers, and the provision of general corporate services. The Board considered that the Adviser will continue to provide, at its expense, office facilities for use by the Fund and supervisory personnel responsible for supervising the performance of administrative, accounting and related services for the Fund, including monitoring to assure compliance with stated investment

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policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Fund, the Adviser will provide certain non-advisory and compliance services, including services under the Fund’s Rule 38a-1 compliance program.

The Board also considered that the Adviser pays for all compensation of officers and Interested Directors of the Fund. The Board evaluated these factors based on its direct experience with the Adviser and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, BNY Mellon Asset Servicing to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services to be provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser to the Fund had not diminished over the past year, and that it is expected that the Adviser will continue to provide a high quality of service under the New Advisory Agreement.

The Board reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser and its agents had exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Advisory Agreement and are expected to continue to do so under the New Advisory Agreement, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser's resources was adequate, and (v) the Adviser has always kept the Board apprised of developments relating to the Fund and the industry in general. The Board also focused on the Adviser’s reputation and long standing relationship with the Fund. The Board also believed that the Adviser will continue to devote substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Fund.

2) The performance of the Fund and the Adviser.

The Board reviewed the investment performance of the Fund, on an absolute basis, as compared to its Lipper peer group of other SEC registered funds. The Board Members considered the Fund’s one, three, five, and ten year average annual total return for the periods ended December 31, 2014, but placed greater emphasis on the Fund’s longer term performance. The peer group considered by the Board was developed by Lipper and was comprised of the Fund and all multi-cap core funds underlying variable insurance products, regardless of asset size or primary channel of distribution (the “Performance Peer Group”). The Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace, given the Fund’s investment objectives, strategies, limitations and restrictions. In reviewing the performance of the Fund, the Board noted that the Fund’s performance was below its Performance Peer Group median for the one-year and three-year periods and above its Peer Performance Group median for the five-year and ten-year periods. The Board noted that the same portfolio manager will continue to manage the Fund under the New Advisory Agreement as under the Advisory Agreement and concluded that the Fund’s performance was reasonable in comparison to that of the Performance Peer Group.

In connection with its assessment of the performance of the Adviser, the Board Members considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out its functions under the Advisory Agreement. The Board Members concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the New Advisory Agreement and to continue to provide the high quality services that they have provided to the Fund to date.

3) The cost of the advisory services and the profits to the Adviser and their affiliates from the relationship with the Fund.

In connection with the Board’s consideration of the cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund, the Board considered a number of factors. First, the Board Members compared the level of the advisory fee for the Fund against the comparative Lipper expense peer group (“Expense Peer Group”). The Board also considered comparative non-management fee expenses and comparative total fund expenses of the Fund and the Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser were providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the total expense ratio. In particular, the Board noted that the Fund’s advisory fee under the New Advisory Agreement would be at the median of its Expense Peer Group and that the total expense ratio would be above the Expense Peer Group average.

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The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Fund and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board Members reviewed Pro Forma Income Statements of the Adviser for the fiscal year ended December 31, 2014. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to the Fund. With respect to the Fund analysis, the Board received an analysis based on the Fund's average net assets during the period as well as a pro-forma analysis of profitability at higher asset levels. The Board concluded that the profitability of the Fund to the Adviser under either analysis was not excessive.

4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board also reviewed data from the Expense Peer Group to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board noted the Fund’s current size and concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Fund were to experience significant asset growth. In the event there were to be significant asset growth in the Fund, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser from their management of the Fund. The Board considered that the Adviser does use soft dollars in connection with its management of the Fund.

Based on a consideration of all these factors in their totality, the Board, including all of the Independent Directors, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the New Advisory Agreement. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

Fee Table

The following tables show the current fees (“Current Fees”) being paid by the Fund under the Management Agreement and Advisory Agreement and the pro forma fees that would be paid under the New Advisory Agreement (“Pro Forma Fees”), together with examples of the amount of fees a shareholder will pay under the current and proposed fee structures.

	Current Fees	Pro Forma Fees
Shareholder Fees (fees paid directly from your investment):	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	0.75%
Other Expenses	0.15%	0.15%
Shareholder Servicing Fee	None	0.25%
Total Expenses	1.15%	1.15%

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This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current Fees	$117	$365	$633	$1,398
Pro Forma Fees	$117	$365	$633	$1,398

Information about Gabelli Funds

Gabelli Funds is a New York limited liability company which serves as an investment adviser to fifteen open-end and eleven closed-end registered management investment companies and a Luxembourg SICAV with combined aggregate net assets of approximating $26.2 billion as of December 31, 2014. The Manager is a registered adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Manager on the basis of his controlling interest in GBL, the parent company of the Manager. The Manager has several affiliates that provide investment advisory services: GAMCO Asset Management Inc. a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts, and endowments, and for The GAMCO Mathers Fund, and as sub-adviser to certain third party investment funds, which include registered investment companies, and had assets under management of approximately of $20.3 billion as of December 31, 2014; Teton Advisors, Inc., an affiliate of the Manager with assets under management of approximately $2.1 billion as of December 31, 2014, acts as investment adviser to The TETON Westwood Funds and separately managed accounts. Gabelli Securities, Inc., an indirect wholly owned subsidiary of GBL, acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $905 million as of December 31, 2014; and Gabelli Fixed Income, LLC, acts as investment adviser for separate accounts having assets under management of approximately $58 million as of December 31, 2014. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc., as of December 31, 2014

The following table sets forth the name, position and principal occupation of each current member and principal officer of Gabelli Funds, and, if applicable, their position with the Fund. The address of each such person is One Corporate Center, Rye, New York 10580-1422.

Name	Position with the Adviser	Position with the Fund	Principal Occupation (if different than position with the Adviser)
Mario J. Gabelli	Chief Investment Officer	Director and Chairman of the Board	N/A
Bruce N. Alpert	Executive Vice President and Chief Operating Officer	President	N/A
Agnes Mullady	Vice President	Treasurer	N/A
David Goldman	Vice President and General Counsel	N/A	N/A
Robert Zuccaro	Chief Financial Officer	N/A	N/A

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The following table sets forth the name and address of all parents of the Adviser and the basis of control of the Adviser and each parent by its immediate parent.

Name	Address	Basis of Control
GAMCO Investors, Inc.*	One Corporate Center, Rye, New York 10580	100% Owner of Adviser

*GGCP is the parent company of GAMCO Investors, Inc. Mr. Mario Gabelli is the controlling shareholder of GGCP.

The following table sets forth the name of each person who owns of record, or beneficially, 10% or more of the outstanding voting securities of Gabelli Funds as of March 16, 2015, each of whom is located at Gabelli Fund’s principal office location.

Name	% of Voting Securities Held
GAMCO Investors, Inc.*	100%

*GGCP is the parent company of GAMCO Investors, Inc. Mr. Mario Gabelli is the controlling shareholder of GGCP.

No officer or director of the Fund who is also an officer, employee, director, general partner or shareholder of the Adviser owns shares of the Fund.

For the fiscal year ended December 31, 2014 $13,235 of commissions were paid to affiliated brokers, amounting to approximately 81% of the Fund’s aggregate brokerage commissions. The following table sets forth each affiliated broker and the nature of the relationship that causes the broker to be considered affiliated.

Affiliated Broker	Nature of Relationship
G. Research, Inc.	Under common control

For the fiscal year ended December 31, 2014, $0 in fees was paid by the Fund to the Adviser, its affiliated persons or any affiliated person of such person, for services provided to the Fund other than under the investment advisory contract or for brokerage commissions. These services will continue to be provided after the investment advisory contract is approved.

Required Vote

Approval of the Advisory Agreement with Gabelli Funds requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund present in person or by proxy at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

The Board of Directors, including all of the Independent Directors, recommends that shareholders of the Fund vote FOR Proposal 2.

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ADDITIONAL INFORMATION

Quorum and Voting

Each holder of a whole Share shall be entitled to one vote for each such whole Share, and each holder of a fractional Share shall be entitled to a proportionate fractional vote for each such fractional Share, held in such shareholder’s name on the Record Date. [    ] Shares of the Fund are issued and outstanding as of the Record Date.

The presence in person or by proxy of shareholders of the Fund entitled to cast at least one-third of the votes entitled to be cast shall constitute a quorum. A plurality of all the votes cast at which a quorum is present is required for Proposal 1. Approval of Proposal 2 requires the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the 1940 Act, which means the lesser of either: (1) the affirmative vote of 67% or more of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (2) the affirmative vote of the holders of more than 50% of the outstanding shares of such Fund. In the event that the necessary quorum to transact business is not obtained at the Meeting the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Shares of the Fund, present in person or by proxy at the Meeting. The persons named as proxies will vote the proxies including abstentions and proxies containing broker non-votes, if any, in favor of adjournment if they determine additional solicitation is warranted and in the interests of shareholders of the Fund. The chairman of the Meeting may also adjourn the Meeting without a shareholder vote.

Voting Instruction Process

The following information is being furnished for the information of Contract Owners.

Contract Owners may provide voting instructions by mail, by filling out and returning the enclosed voting instruction card. If you are eligible to give voting instructions for more than one Variable Contract, you must submit separate voting instructions for each Variable Contract to provide instructions for all of the shares in which you have an interest.

To submit voting instructions by mail, please mark, sign, date and return the enclosed voting instruction card, following the instructions printed on the card. If you are an individual Contract Owner, please sign exactly as your name appears on the voting instruction card when you provide your voting instructions. Any owner or holder of a Variable Contract may sign the voting instruction card, but the signer’s name must exactly match a name that appears on the card.

Contract Owners may also provide their voting instructions by telephone or by using the Internet. To provide voting instructions via automated telephone service, call the toll-free number listed on your voting instruction card. To provide voting instructions via the Internet, log on to the Internet address located on your voting instruction card.

Votes will be tabulated by the inspectors of election appointed for the Meeting. GIAC has informed the Company that it will vote its shares in accordance with the voting instructions actually received from Contract Owners in GIAC separate accounts. GIAC will vote Fund shares attributable to the variable annuities and variable life insurance policies for which it does not receive voting instruction cards in the same proportions as the shares for which it does receive voting instruction cards (“echo voting”). GIAC has informed the Company that it will also vote the Fund shares that it owns beneficially in the same proportion as the shares for which it receives voting instruction cards. As a result, a relatively small number of Contract Owners may determine the outcome of a vote. Contract Owners who own shares of the Fund through Variable Contracts issued from other insurance companies should contact their insurance company to see if they will use echo voting.

As the Meeting date approaches, certain Contract Owners may receive a telephone call from a representative of Boston Financial Data Services, Inc. (“BFDS”), if their voting instruction card has not yet been received. Voting instruction cards that are obtained telephonically will be recorded in accordance with the procedures described below.

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In all cases where a telephonic voting instruction is solicited, the BFDS representative is required to ask for each Contract Owner’s full name and address, or zip code or employer identification number, and to confirm that the Contract Owner has received the proxy materials in the mail. If the Contract Owner is a corporation or other entity, the BFDS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to BFDS, then the BFDS representative has the responsibility to explain the process, read the proposal listed on the voting instruction card and ask for the Contract Owner’s instructions on the proposal. Although the BFDS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Contract Owner how to vote, other than to read any recommendation set forth in this Proxy Statement. BFDS will record the Contract Owner’s instructions on the card. If your vote is taken over the phone by a BFDS representative you will be sent a letter to confirm your instructions. If you have any questions or if your instructions are not correctly reflected in the confirmation letter, call 1-[    ] immediately for assistance.

Fund Service Providers

Manager

Guardian Investor Services LLC, located at 7 Hanover Square, New York, New York 10004, currently serves as manager to the Fund and supervises the performance of administrative and professional services provided to the Fund. If the New Advisory Agreement is approved, Guardian will no longer serve as manager to the Fund.

Investment Adviser and Administrator

Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser and administrator to the Fund.

Distributor

G.distributors, LLC (“Distributor”), located at One Corporate Center, Rye, New York 10580-1422, serves as the Distributor of the Fund’s shares pursuant to a distribution agreement.

Sub-administrator

BNY Mellon, located at 301 Bellevue Parkway, Wilmington, DE 19809, serves as sub-administrator to the Fund pursuant to a sub-administration agreement.

Custodian and Transfer Agent

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian for the Fund's cash and securities. Boston Financial Data Services, Inc., an affiliate of State Street located at The BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs the shareholder services on behalf of State Street, and acts as the Fund’s transfer agent and dividend disbursing agent.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”), 5 Times Square, New York, New York 10036-6530, independent registered public accounting firm, has been selected to audit the Fund's annual financial statements. Representatives of E&Y are not expected to attend the Meeting.

Audit Fees

The aggregate fees billed by E&Y for professional services rendered for the audit of the Fund’s annual financial statements and the review of the financial statements included in the Fund’s annual report to shareholders for the fiscal years ended December 31, 2014 and December 31, 2013 were $32,300 and $31,400, respectively.

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Audit-Related Fees

For the fiscal year ended December 31, 2014 and December 31, 2013, the Audit-Related Fees were $0 and $0, respectively.

Tax Fees

For the fiscal year ended December 31, 2014 and December 31, 2013, E&Y billed the Company Tax Fees of $3,577 and $3,466, respectively.

All Other Fees

For the fiscal year ended December 31, 2014 and December 31, 2013, there were no other fees

“Audit Fees” represents fees billed for each of the last two fiscal years or professional services rendered for the audit of the Fund’s annual financial statements for those fiscal years or service that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years. “Audit-Related Fees” represent fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements for those years. “Tax Fees” represent fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns. “All Other Fees” represent fees, if any, billed for other products and services rendered by E&Y for the last two fiscal years.

Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Directors of the Fund) is responsible for pre-approval of all auditing services performed for the Fund. The Audit Committee report to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Directors) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimis exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder) of all non-auditing services performed for the Fund or for any service affiliate of the Fund. The Fund’s Audit Committee pre-approved all fees described above which E&Y billed to the Fund.

Share Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of a Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

As of March 16, 2015, the following shareholders owned of record or beneficially 5% or more of the Fund’s shares:

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership

Expenses and Proxy Solicitation

The Company has engaged the services of BFDS (the “Solicitor”) to assist in the solicitation of voting instructions for the Meeting, at a cost that is not expected to exceed $[   ] (of which $[   ] represents a fixed fee and the remainder represents expenses that could vary), although actual costs may be substantially higher. The expenses

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of the preparation of this Proxy Statement and related materials, including printing and delivery costs, the solicitation of voting instructions, brokerage commissions and other direct expenses of the Fund and the tabulation of proxies and voting instructions will be borne by GIS or an affiliate. Voting instructions are expected to be solicited principally by mail, but the Fund or the Solicitor may also solicit voting instructions by telephone, facsimile or personal interview.

Shareholder Communications

The Directors provide for shareholders to send written communications to the Directors via regular mail. Written communications to the Directors, or to an individual Director, should be sent to the attention of the Company’s Secretary at the address of the Company’s principal executive office. All such communications received by the Company’s Secretary shall be promptly forwarded to the individual Director to whom they are addressed or to the full Board, as applicable. If a communication does not indicate a specific Director, it will be sent to the Chair of the Committee and the outside counsel to the Independent Directors for further distribution as deemed appropriate by such persons. The Directors may further develop and refine this process as deemed necessary or desirable.

Shareholder Proposals for Subsequent Meetings

The Company is not required to hold regular annual meetings of shareholders but will hold special meetings of shareholders of a series when, in the judgment of the Directors, it is necessary or desirable to submit matters for a shareholder vote. Any shareholder who wishes to submit proposals to be considered at a meeting of the Fund’s shareholders should send such proposals to the Fund’s Secretary at One Corporate Center, Rye, New York 10380-1422. Any such proposal must be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will be provided to Board members for their consideration but not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

Householding

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings benefits the Fund through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should contact the Fund at the address and phone number set forth above.

Other Matters To Come Before The Meeting

The Board of Directors is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the Shares represented by such proxy the discretionary authority to vote the Shares as to any other matters in accordance with their discretion in the interest of the Company and/or Fund.

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Please complete, sign and return the enclosed proxy card(s) or authorize a proxy to vote your shares by Internet or telephone promptly. No postage is required if you mail your proxy card(s) in the United States.

By order of the Board of Directors,

/s/ Andrea R. Mango
Andrea R. Mango
Secretary
Gabelli Capital Series Funds, Inc.

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APPENDIX A

NOMINATING COMMITTEE OF THE BOARD
CHARTER

Organization

There shall be a Nominating Committee of the Board of Trustees or Directors which shall be composed solely of trustees or directors (“Trustees”) of the Fund who are not interested persons of the Fund.

Members

The Board will appoint not less than two Trustees as members of the Committee.

Statement of Principle

The Nominating Committee has responsibility for identifying and recommending to the Board potential candidates for nomination as a trustee.

Duties and Responsibilities

The Nominating Committee shall have the following duties and responsibilities in addition to any others that may be assigned by the Board:

Identify, interview and recruit candidates for vacancies arising on the Board.

Review potential trustees’ qualifications, skills, qualities and other relevant factors.

Present to the Board in connection with each meeting of shareholders at which Trustees are to be elected a list of individuals recommended for nomination for election to the Board.

Review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board.

Chairperson

The Board will appoint a member as Chair of the Committee. In the event of the Chairperson’s absence, the Committee may select another member as Chairperson.

Meetings

The Committee will determine the date, time and place for its meetings. The Committee may meet on written or oral notice from the Chairperson. Any member of the Committee may also call a special meeting of the Committee by written request and invite other committee members to attend. The Committee may establish such procedures for the conduct of its business as it deems appropriate. All decisions will be by majority vote. In the event of a tie, the Chairperson will have the casting vote.

Quorum

A majority, but not fewer than two, of the members of the Committee constitute a quorum for the transaction of business.

Decisions

The Committee will report its recommendations and decisions to the Board at the Board’s next regular meeting.

Secretary and Minutes

The Chairperson of the Committee will appoint a person to act as Secretary of the Committee. The minutes of the Committee meetings will be in writing and duly entered in the books of the Fund.

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APPENDIX B

Form of New Investment Advisory Agreement

INVESTMENT ADVISORY AGREEMENT, dated _____________, 2015, between The Gabelli Capital Series Funds, Inc., on behalf of Gabelli Capital Asset Fund (the "Corporation" and the "Fund", respectively), a Maryland corporation, and Gabelli Funds, LLC (the "Adviser"), a New York limited liability company (the “Agreement”).

In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.	In General

The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Corporation and the Fund with respect to the investment of the assets of the Corporation allocated to the Fund and to supervise and arrange the purchase and sale of assets held in the investment portfolios of the Fund. The Adviser may delegate any or all of its responsibilities to one or more sub-advisers or administrators, subject to the approval of the Board of Directors of the Corporation. Such delegation shall not relieve the Adviser of its duties and responsibilities hereunder.

2.	Duties and obligations of the Adviser with

respect to investments of assets of the Fund

(a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Corporation’s Board of Directors, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund and (iii) oversee the administration of all aspects of the Fund's business and affairs and provide, or arrange for others whom it believes to be competent to provide, certain services as specified in subparagraph (b) below. Nothing contained herein shall be construed to restrict the Corporation’s right to hire its own employees or to contract for administrative services to be performed by third parties, including but not limited to, the calculation of the net asset value of the Fund's shares.

(b) In addition to the investment management services provided in paragraph (a) above, the Adviser shall provide, or arrange for the provision of, the following additional services for the Fund: (i) maintaining the Fund's books and records, such as journals, ledger accounts and other records in accordance with applicable laws and regulations to the extent not maintained by the Fund's custodian, transfer agent and dividend disbursing agent; (ii) transmitting purchase and redemption orders for the Fund's shares to the extent not transmitted by the Fund's distributor or others who purchase and redeem shares; (iii) initiating all money transfers to the Fund's custodian and from the Fund's custodian for the payment of the Fund's expenses, investments, dividends and share redemptions; (iv) reconciling account information and balances among the Fund's custodian, transfer agent, distributor, dividend disbursing agent and the Adviser; (v) providing the Fund, upon request, with such office space and facilities, utilities and office equipment as are adequate for the Fund's needs; (vi) preparing, but not paying for, all reports by the Corporation, on behalf of the Fund, to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund's shares under federal and state law including periodic updating of the Corporation’s registration statement and Prospectus (including its Statement of Additional Information); (vii) supervising the calculation of the net asset value of the Fund's shares; and (viii) preparing notices and agendas for meetings of the Fund's shareholders and the Corporation 's Board of Directors as well as minutes of such meetings in all matters required by applicable law to be acted upon by the Board of Directors.

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(c) In the performance of its duties under this Agreement, the Adviser shall at all times use all reasonable efforts to conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940, as amended (the "Act"), and of any rules or regulations in force thereunder; (ii) any other applicable provision of law; (iii) the Articles of Incorporation and By-Laws of the Corporation, as such documents are amended from time to time; (iv) the investment objective, policies and restrictions applicable to the Fund as set forth in the Corporation 's Registration Statement on Form N-1A and (v) any policies and determinations of the Board of Directors of the Corporation with respect to the Fund.

(d) The Adviser will seek to provide qualified personnel to fulfill its duties hereunder and will bear all costs and expenses (including any overhead and personnel costs) incurred in connection with its duties hereunder and shall bear the costs of any salaries or directors fees of any officers or Directors of the Corporation who are affiliated persons (as defined in the Act) of the Adviser. The Corporation shall be responsible for the payment of all the Fund's other expenses, including (i) payment of the fees payable to the Adviser under paragraph 4 hereof; (ii) organizational expenses; (iii) brokerage fees and commissions; (iv) taxes; (v) interest charges on borrowings; (vi) the cost of liability insurance or fidelity bond coverage for the Fund officers and employees, and Directors' and officers' errors and omissions insurance coverage; (vii) legal, auditing, and accounting fees and expenses; (viii) charges of the Fund's custodian, transfer agent and dividend disbursing agent; (ix) the Fund's pro-rata portion of dues, fees and charges of any trade association of which the Corporation is a member; (x) the expenses of printing, preparing and mailing proxies, share certificates and reports, including the Fund's prospectuses and statements of additional information, and notices to shareholders; (xi) filing fees for the registration or qualification of the Fund and its shares under federal or state securities laws; (xii) the fees and expenses involved in registering and maintaining registration of the Fund's shares with the Securities and Exchange Commission; (xiii) the expenses of holding shareholder meetings; (xiv) the compensation, including fees, of any of the Corporation's Directors, officers or employees who are not affiliated persons of the Adviser; (xv) all expenses of computing the Fund's net asset value per share, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund's investment portfolio; (xvi) expenses of personnel performing shareholder servicing functions and all other distribution expenses payable by the Corporation; (xvii) if approved by the Board of Directors, compensation and expenses of the Fund’s chief compliance officer and expenses associated with the Fund’s compliance program; and (xviii) litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

(e) The Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but neither the Adviser nor any of its officers, trustees, employees, agents or controlling persons shall be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement; provided, however, that the foregoing shall not constitute a waiver of any rights which the Corporation may have which may not be waived under applicable law.

(f) Nothing in this Agreement shall prevent the Adviser or any trustee, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its trustees, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting.

3.	Portfolio Transactions

In the course of the Adviser's execution of portfolio transactions for the Fund, it is agreed that the Adviser shall employ securities brokers and dealers which, in its judgment, will be able to satisfy the policy of the Fund to seek the best execution of its portfolio transactions at reasonable expenses. For purposes of this agreement, "best execution" shall be interpreted in accordance with applicable law as it pertains to the management of registered investment companies by registered investment advisers. Under such conditions as may be specified by the Corporation’s Board of Directors in the interest of its shareholders and to ensure compliance with applicable law and regulations, the Adviser may (a) place orders for the purchase or sale of the Fund's portfolio securities with its affiliates, including Gabelli & Company, Inc.; (b) pay commissions to brokers other than its affiliates which are

33

higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable in the performance of its duties hereunder and for the investment management of other advisory accounts over which it or its affiliates exercise investment discretion in accordance with Section 28(e) of the Securities Exchange Act of 1934; and (c) consider sales by brokers (other than its affiliated distributor) of shares of the Fund and any other mutual fund for which it or its affiliates act as investment adviser, as a factor in its selection of brokers and dealers for the Fund's portfolio transactions.

4.	Compensation of the Adviser

(a) Subject to paragraph 2(b), the Corporation agrees to pay to the Adviser out of the Fund's assets and the Adviser agrees to accept as full compensation for all services rendered by or through the Adviser a fee computed daily and payable monthly in an amount equal on an annualized basis to 0.75% of the Fund's daily average net asset value. For any period less than a month during which this Agreement is in effect, the fee shall be pro-rated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

(b) For purposes of this Agreement, the net assets of the Fund shall be calculated pursuant to the procedures adopted by resolutions of the Directors of the Corporation for calculating the net asset value of the Fund's shares.

5.	Indemnity

(a) The Corporation hereby agrees to indemnify the Adviser and the Adviser's trustees, officers, employees, and agents (including any individual who serves at the Adviser's request as trustee, officer, partner, trustee or the like of another corporation) and controlling persons of them (the such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which such indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Corporation and furthermore, in the case of any criminal proceeding, so long as he has no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Corporation or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, (iv) reckless disregard of the duties involved in the conduct of such indemnitee's position (the conduct referred to in such clauses (i) through (v) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Corporation and that such indemnitee appears to have acted in good faith in the reasonable belief that its action was in the best interest of the Corporation and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Corporation. Notwithstanding the foregoing, the Corporation shall not be obligated to provide any such indemnification to the extent such provision would waive any right which the Corporation cannot lawfully waive.

(b) The Corporation shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Corporation receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Corporation unless it is subsequently determined that such indemnitee is entitled to such indemnification and if the Directors of the Corporation determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for such indemnitee's undertaking, (B) the Corporation shall be

34

insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of Directors of the Corporation who are not "interested persons" of the Corporation (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Directors") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Directors of the Corporation, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

The rights accruing to any indemnitee under these provisions shall not exclude any other right to which such indemnitee may be lawfully entitled.

6.	Duration and Termination

This Agreement shall become effective upon the date hereof and shall continue in effect for a period of two years and thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the Act.

This Agreement replaces and supersedes any prior investment advisory agreement between the parties.

This Agreement may be terminated by the Adviser at any time without penalty upon giving the Corporation sixty days' written notice (which notice may be waived by the Corporation) and may be terminated by the Corporation at any time without penalty upon giving the Adviser sixty days' notice (which notice may be waived by the Adviser), provided that such termination by the Corporation shall be directed or approved by the vote of a majority of the Directors of the Corporation in office at the time or by vote of the holders of a "majority of voting securities" (as defined in the Act) of the Fund at the time outstanding and entitled to vote or, with respect to paragraph 4 (b), by a majority of the Directors of the Corporation who are not "interested persons" of the Corporation. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the Act and the rules thereunder).

It is understood and hereby agreed that the word “Gabelli” is the property of the Adviser for copyright and other purposes. The Corporation further agrees that the word “Gabelli” in its name is derived from the name of Mario J. Gabelli and such name may freely be used by the Adviser for other investment companies, entities or products. The Corporation further agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Fund shall promptly take all necessary and appropriate action to change its name to names which do not include the word “Gabelli”; provided, however, that the Fund may continue to use the word “Gabelli” if the Adviser consents in writing to such use.

7.	Notices

Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

8.	Governing Law

This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein and in accordance with the applicable provisions of the Act.

35

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE GABELLI CAPITAL SERIES FUNDS, INC., on behalf
of gabelli capital asset fund

By: ________________________________________

Name:

Title:

GABELLI FUNDS, LLC

By: ________________________________________

Name:

Title:

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Proxy Tabulator PO Box 55909 Boston, MA 02205-5909

YOUR VOTE IS IMPORTANT!

   Vote by Internet

Please go to the electronic voting site at www.2voteproxy.com/gabelli. Follow the on-line instructions. If you vote by internet, you do not have to return your Proxy Card.

  Vote by Telephone

Please call us toll-free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your Proxy Card.

  Vote by Mail

Mark, sign and date your Proxy Card and return it promptly in the enclosed envelope.

Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR

PO BOX 55909

BOSTON, MA 02205-9100

GABELLI CAPITAL SERIES FUNDS, INC.

The Gabelli Capital Asset Fund

One Corporate Center

Rye, New York 10580-1422

ANNUAL MEETING OF SHAREHOLDERS

To be held on April 30, 2015

The undersigned hereby appoints _______________ and _______________, and each of them separately, proxies, with power of substitution to each, and thereby authorizes them to represent and to vote, as designated on the reverse, at the Annual Meeting of Shareholders of The Gabelli Capital Asset Fund (the “Fund”), to be held on April 30, 2015, at 4:30 p.m., Eastern Time, at the offices of Gabelli Capital Series Funds, Inc., One Corporate Center, Rye, New York 10580-1422, and at any adjournments or postponements thereof, all of the shares of The Gabelli Capital Asset Fund which the undersigned would be entitled to vote if personally present. Receipt of the related Proxy Statement and accompanying Notice of Meeting that describes the matters to be considered and voted on is hereby acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

Note: Please sign exactly as your name appears on this card. If you are a joint owner, each owner should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, please sign in partnership name.	______________________________________________ Shareholder sign here ______________________________________________ Co-owner sign here ____________________________ Date

Proposal(s) listed on reverse side.

YOUR VOTE IS IMPORTANT!

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2015.

The Proxy Statement is available at www.2voteproxy.com/gabelli

THE BOARD OF DIRECTORS RECOMMEND VOTING “FOR” EACH OF THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

1.	To consider and vote upon the election of the current Directors of the Company and three new Directors to serve an indefinite term on the Board of Directors until the next annual meeting of Shareholder and until their respective successors are duly elected and qualified.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

(01) Mario J. Gabelli	(06) Kuni Nakamura
(02) Arthur V. Ferrara	(07) Anthony R. Pustorino
(03) Anthony J. Colavita	(08) Werner J. Roeder, MD	☐	☐	☐
(04) Clarence A. Davis	(09) Anthonie C. van Ekris
(05) Mary E. Hauck	(10) Daniel E. Zucchi

To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided:

		FOR	AGAINST	ABSTAIN

2.	To consider and vote on a new investment advisory agreement between the Company, on behalf of the Fund, and Gabelli Funds, LLC (“Gabelli Funds”).	☐	☐	☐

3.	To consider and vote upon such other business as may properly come before the Meeting and any adjournments, postponements or delays thereof.

PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN

THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PROXY TABULATOR PO BOX 55909 BOSTON, MA 02205-5909

YOUR VOTE IS IMPORTANT!

   Vote by Internet

Please go to the electronic voting site at www.2voteproxy.com/gabelli. Follow the on-line instructions. If you vote by internet, you do not have to return your Voting Instruction Card.

  Vote by Telephone

Please call us toll-free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your Voting Instruction Card.

  Vote by Mail

Mark, sign and date your Voting Instruction Card and return it promptly in the enclosed envelope.

Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR

PO BOX 55909

BOSTON, MA 02205-9100

VOTING INSTRUCTION	VOTING INSTRUCTION

VOTING INSTRUCTION CARD SOLICITED BY THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

ON BEHALF OF THE BOARD OF DIRECTORS OF GABELLI CAPITAL SERIES FUNDS, INC.

FOR AN ANNUAL MEETING OF SHAREHOLDERS OF THE GABELLI CAPITAL ASSET FUND

TO BE HELD APRIL 30, 2015

The undersigned, revoking any previously executed voting instruction cards, hereby directs The Guardian Insurance & Annuity Company, Inc. ("GIAC") to vote all shares of the Gabelli Capital Asset Fund, in which the undersigned had an interest as a contract owner, at the Annual Meeting of Shareholders to be held on April 30, 2015, at 4:30 p.m., Eastern Time, at the offices of Gabelli Capital Series Funds, Inc., One Corporate Center, Rye, New York 10580-1422, and at any adjournments or postponements thereof. Receipt of the related Proxy Statement and accompanying Notice of Meeting that describes the matter to be considered and voted on is hereby acknowledged.

If you fail to return this Voting Instruction Card, depending on your separate account, the Company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from the contract owners in the separate account.

Shares will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made, GIAC will vote in favor of the Proposals.

Note: Please sign exactly as your name appears on this card. If you are a joint owner, each owner should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, please sign in partnership name.

______________________________________________ Signature ______________________________________________ Signature ____________________________ Date

YOUR VOTE IS IMPORTANT!

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2015.

The Proxy Statement is available at www.2voteproxy.com/gabelli

GIAC IS AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMEND VOTING “FOR” EACH OF THE PROPOSALS.

PLEASE MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

1.

To consider and vote upon the election of the current Directors of the Company and three new Directors to serve an indefinite term on the Board of Directors until the next annual meeting of Shareholder and until their respective successors are duly elected and qualified.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

(01) Mario J. Gabelli	(06) Kuni Nakamura
(02) Arthur V. Ferrara	(07) Anthony R. Pustorino
(03) Anthony J. Colavita	(08) Werner J. Roeder, MD	☐	☐	☐
(04) Clarence A. Davis	(09) Anthonie C. van Ekris
(05) Mary E. Hauck	(10) Daniel E. Zucchi

To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided:

		FOR	AGAINST	ABSTAIN

2.	To consider and vote on a new investment advisory agreement between the Company, on behalf of the Fund, and Gabelli Funds, LLC (“Gabelli Funds”).	☐	☐	☐

3.	To consider and vote upon such other business as may properly come before the Meeting and any adjournments, postponements or delays thereof.

PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN

THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.